UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	March 13, 2007
(Date of earliest event reported)

Protection One Alarm
Protection One, Inc.	Monitoring, Inc.
(Exact Name of Registrant	(Exact Name of Registrant
as Specified in Charter)	as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd St.	1035 N. 3rd St.
Suite 101	Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s Telephone Number,	(Registrant’s Telephone Number,
Including Area Code)	Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchage Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2007, Protection One Alarm Monitoring, Inc. (“POAMI”), Protection One, Inc. (“Protection One”), the lenders party thereto and Bear Stearns Corporate Lending Inc., as administrative agent, entered into the First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement, dated as of April 26, 2006 (the “Credit Agreement”).

Pursuant to the Amendment, the lenders, among other things, consented to: (1) the consummation of the pending acquisition by Protection One of Integrated Alarm Services Group, Inc. (“IASG”), (2) the issuance by POAMI of 12% Senior Secured Notes due 2011 (the “Second Lien Notes”) and the granting of second priority security interests in favor of the holders thereof in exchange for IASG’s outstanding 12% Senior Secured Notes due 2011, (3) the guarantee by IASG and its subsidiaries of POAMI’s obligations under the Credit Agreement, (4) the guarantee and granting of second priority security interests by Protection One and its subsidiaries to the holders of the Second Lien Notes, (5) the adjustment of certain financial covenants contained in the Credit Agreement and (6) the amendment of certain negative covenants contained in the Credit Agreement in order to reflect the increased size of the loan parties and activities of IASG.  The Amendment also reduced the applicable margin with respect to term loans under the Credit Agreement by 0.25% to 1.25% for a base rate borrowing and 2.25% for a Eurodollar borrowing.  Furthermore, pursuant to the Amendment, POAMI may request the establishment of one or more new term loan commitments in an aggregate amount of up to $50 million, provided that the administrative agent may decline to arrange such new term loan commitments and any lender may decline to provide such new term loan commitments.

The foregoing description of the material terms of the Amendment is qualified by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2007, Protection One issued a press release announcing its financial results for the year and quarterly period ended December 31, 2006. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

All of the foregoing information in this Item 2.02, including Exhibit 99.1 hereto, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment, which is included in Item 1.01 of this report, is incorporated by reference into this Item 2.03.

*              *              *              *

Forward-Looking Statements

Certain statements in this report may contain forward-looking information regarding Protection One and IASG and the combined company after the completion of the transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified as such because the context of the statement includes words such as “believe,” “expect,” “anticipate,” “will,” “should” or other words of similar import. These statements also include, but are not limited to, the companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Protection One and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of IASG’s stockholders to approve the transaction; the risk that the businesses of Protection One and IASG will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction, making it more difficult to maintain relationships with customers, management, employees or suppliers; costs and availability of alarm equipment; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty.

Additional risks and factors are identified in Protection One’s filings with the Securities and Exchange Commission (“SEC”), including Protection One’s Annual Report on Form 10-K for the year ended December 31, 2006, which is available on Protection One’s Web site (http://www.ProtectionOne.com). Protection One undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report.

Additional Information about the Merger

A Registration Statement on Form S-4, containing a proxy statement/prospectus relating to the proposed merger of Protection One and IASG, was declared effective by the Securities and Exchange Commission on February 13, 2007. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Protection One and IASG, without charge, at the SEC’s Web site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a written request to Protection One, Inc., Attention: Corporate Secretary, 1035 N 3rd Street, Suite 101, Lawrence, KS 66044, or calling (785) 856-9368.

Protection One, IASG and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from IASG stockholders in respect of the proposed transaction. Information regarding Protection One’s directors and executive officers is available in Protection One’s information statement for its 2006 annual meeting of stockholders, as filed with the SEC on April 28, 2006, and in the proxy statement/prospectus referred to above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1

First Amendment, dated as of March 13, 2007, by and among Protection One Alarm Monitoring, Inc., Protection One, Inc., the lenders party thereto and Bear Stearns Corporate Lending Inc., as administrative agent.

Exhibit 99.1	Press Release, dated March 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: March 16, 2007	By: /s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

Date: March 16, 2007	By: /s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer